                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than Registrant / /

Check Appropriate Box:
/ / Preliminary Proxy Statement
/ / Confidential, for use of the Commission only
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Exchange Act Rule 14a-11(c) or 14a-12

                              SJNB FINANCIAL CORP.
 ...............................................................................
                (Name of Registrant as Specified in its Charter)

                              SJNB FINANCIAL CORP.
 ...............................................................................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ / Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)  Title of each class of securities to which transaction applies:
        .......................................................................
    2)  Aggregate number of securities to which transaction applies:
        .......................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        .......................................................................
    4)  Proposed maximum aggregate value of transaction:
        .......................................................................
    5)  Total fee paid:........................................................

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of  the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount previously paid:
        .......................................................................
    2)  Form, Schedule or Registration Statement No.:
        .......................................................................
    3)  Filing Party:
        .......................................................................
    4)  Date Filed:
        .......................................................................

                               Proxy Statement of








                              SJNB Financial Corp.




































                    Notice of Annual Meeting of Shareholders

                                  May 28, 1997

                                 April 22, 1997




Dear Shareholder:

You are cordially invited to attend the 1997 Annual Meeting of Shareholders of SJNB Financial Corp. to be held on May 28, 1997 at 10:00 a.m., in the Board Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the return envelope provided. The Board of Directors recommends that you vote "for" each of the proposals on the proxy.

Sincerely yours,




Robert A. Archer                             James R. Kenny
Chairman of the Board                        President & Chief Executive Officer

                              SJNB FINANCIAL CORP.
                             One North Market Street
                    San Jose, California 95113(408) 947-7562

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 28, 1997

To the Shareholders of SJNB Financial Corp.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of SJNB Financial Corp. will be held in the Board Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California on May 28, 1997 at 10:00 a.m., for the following purposes:

         1. To elect the following thirteen directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

                Ray S. Akamine                     Arthur K. Lund
                Robert A. Archer                   Louis Oneal
                Albert V. Bruno                    Diane P. Rubino
                Rod Diridon                        Douglas L. Shen
                Jack G. Fischer                    Gary S. Vandeweghe
                F. Jack Gorry                      John W. Weinhardt
                James R. Kenny

          2. To ratify the appointment of KPMG Peat Marwick, LLP as the Corporation's independent public accountants for the year ending December 31, 1997.

          3. To consider and transact such other business as may properly come before the Annual Meeting.

The close of business on April 14, 1997 is the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Whether or not you plan to attend the Annual Meeting, you may vote by completing, signing and returning the enclosed proxy promptly. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Annual Meeting, in which event your proxy will not be used.

By Order of the Board of Directors,



Robert A. Archer                             James R. Kenny
Chairman of the Board                        President & Chief Executive Officer

April 22, 1997
(Approximate mailing date of proxy materials)

                                TABLE OF CONTENTS
                                                                        PAGE


GENERAL INFORMATION                                                        1

   Revocability of Proxies                                                 1

   Solicitation of Proxies                                                 1

   Outstanding Securities and Voting Rights                                1

   Proposals of Shareholders                                               2


ELECTION OF DIRECTORS                                                      3

   Nominees to the Board of Directors                                      3

   Nominations for Directors                                               5

   Certain Committees of the Board of Directors                            5

   Compensation Committee Report                                           6
     Stock Performance Chart                                               7
     (2) Source:  SNL Securities                                           7
     Compensation of Directors                                             8

   Meetings of the Board of Directors                                      8

   Executive Officers                                                      8


SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT                             9


EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS       11
     Summary Compensation Table                                           11
     Stock Option Plans                                                   11
     Employment Agreements                                                12
     Transactions with Directors and Officers                             12
     Section 16(a)                                                        12


INDEPENDENT PUBLIC ACCOUNTANTS                                            13


ANNUAL REPORT ON FORM 10-KSB                                              13

                                 PROXY STATEMENT
                                       OF
                              SJNB FINANCIAL CORP.

                             One North Market Street
                           San Jose, California 95113
                                 (408) 947-7562


                         Annual Meeting of Shareholders
                                  May 28, 1997

                                  INTRODUCTION

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of SJNB Financial Corp. (the "Corporation"), a California corporation, for use at the Annual Meeting of Shareholders to be held on May 28, 1997 at 10:00 a.m. in the Board Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California, and any postponements or adjournments thereof (the "Meeting"). These proxy materials were mailed to shareholders on or about April 22, 1997.


                               GENERAL INFORMATION

Revocability of Proxies

A proxy for voting your shares at the Meeting is enclosed. Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Corporation's Secretary, James R. Kenny, a written notice of revocation or a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Meeting and advising the Chairman of his or her election to vote in person.

Solicitation of Proxies

This proxy solicitation is made by the Board of Directors of the Corporation and the cost of the solicitation is being borne by the Corporation. Solicitation is being made by this Proxy Statement and may also be made by employees of the Corporation who may communicate with shareholders or their representatives in person, by telephone or by additional mailings. The Corporation has retained the services of Skinner & Company to assist in the solicitation of proxies at a cost not to exceed $3,500 plus reasonable out-of-pocket expenses.

Outstanding Securities and Voting Rights

The Corporation has one class of securities issued and outstanding, consisting of 2,506,899 shares of common stock, no par value. Such shares are held by approximately 1,600 shareholders. All of the shares are voting shares and entitled to vote at the annual meeting.

Only those shareholders of record of the Corporation's common stock as of the record date, April 14, 1997, will be entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment thereof, unless a new record date is set for an adjourned meeting.

Each share of common stock is entitled to one vote at the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. In elections for directors, California law provides that a shareholder, or his or her proxy, may cumulate his or her votes. Under cumulative voting rules, each shareholder is entitled to a number of votes equal to the number of shares owned by him or her, multiplied by the number of directors to be elected. A shareholder may cast such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate; provided, however, that a shareholder may cumulate votes only as to one or more candidate each of whose name has been properly placed in nomination prior to the voting. See "Nominations for Directors" herein. Cumulative voting may be used only if a shareholder has given notice at the Meeting, prior to the voting, of his or her intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

In the election of directors, the thirteen (13) candidates receiving the highest number of votes will be elected whether or not votes are cumulated.

If a shareholder withholds authority to vote for directors on the enclosed proxy, or attends the Meeting, elects to vote in person, but abstains from voting in the election of directors, that shareholder's shares will not be counted in determining the candidates receiving the highest number of votes. For shares present at the Meeting in person or by proxy, an abstention with respect to the ratification of the independent public accountant is treated the same as a vote against such matter. Broker non-votes (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will not be considered in determining if a quorum is present at the Meeting and will not be voted at the Meeting.

If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on an executed proxy, it will be voted FOR the election of directors nominated by the Board and FOR the ratification of KPMG Peat Marwick, LLP as the Corporation's independent public accountants.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. Management of the Corporation is not aware of any other matters to come before the Meeting. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote such proxy on such matters in accordance with their best business judgment.

The Board of Directors recommends that the shareholders vote FOR the election of the directors nominated by the Board and FOR the ratification of the selection of KPMG Peat Marwick, LLP as the Corporation's independent public accountants.

Proposals of Shareholders

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. For any such proposal to be considered for inclusion in the proxy statement prepared for next year's Annual Meeting, the proposal must be received at the Corporation's executive offices at One North Market Street, San Jose, California 95113 prior to December 23, 1997.

                              ELECTION OF DIRECTORS

Nominees to the Board of Directors

The Bylaws of the Corporation provide that the number of directors of the Corporation shall be no less than nine and no more than seventeen, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is presently fixed at thirteen.

The persons names below, all of whom are currently members of the Corporation's Board of Directors, have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes will be cast in such a way as to effect the election of all nominees or as many nominees as possible in the event of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The thirteen nominees receiving the highest number of votes at the Meeting shall be elected.

The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as directors, which information
is  based  on  data  furnished  by  each  such  nominee.   Each  member  of  the
Corporation's  Board of Directors also serves as a director of San Jose National
Bank ("SJNB" or the "Bank").

                     First Elected
           Name       a Director(1)    Age    Principal Business Experience During the Past Five Years
Ray S. Akamine            1994          51    Chief  Financial  Officer of  Consolidated  Factors in
                                              Monterey,  California  since November  1995.  Prior to
                                              that,  he  served as Vice  President  of  Finance  for
                                              Mariani Packing  Company,  a food  processing  company
                                              located in San Jose, from June 1984 to November 1994.

Robert A. Archer          1982          63    Chairman of the Board of Directors of the  Corporation
                                              and  SJNB  since  1993.   President  and  a  principal
                                              stockholder  of Coast  Counties  Truck  and  Equipment
                                              Company,  a heavy duty truck  dealership  and  service
                                              facility in San Jose,  which he has owned and operated
                                              for more than 30 years.

Albert V. Bruno           1994          52    Professor  of  Marketing  at Santa  Clara  University,
                                              where he is also  Associate  Dean of the Leavey School
                                              of  Business.  He has been at Santa  Clara  University
                                              since  1971  and  has  served  as   chairman   of  the
                                              Marketing Department and Acting Dean.

Rod Diridon               1994          56    Executive Director of the International  Institute for
                                              Surface  Transportation  Policy Studies at the College
                                              of Business at San Jose State  University  since 1994.
                                              Prior to that, he served as the  Supervisor of the 4th
                                              District  of the  County of Santa  Clara,  to which he
                                              was elected in 1974.

Jack G. Fischer           1982          69    President of Darling & Fischer,  Inc., with mortuaries
                                              in San  Jose,  Campbell  and Los  Gatos,  which he has
                                              owned and operated since 1955;  President of Los Gatos
                                              Memorial Park.

F. Jack Gorry             1988          63    Private  consultant  since  September 1992  Previously
                                              he was President,  Chief Executive  Officer,  director
                                              and  founder  of  CXR  Corp.,   a   telecommunications
                                              company.

James R. Kenny            1991          52    President,  Chief  Executive  Officer and Secretary of
                                              the Corporation and SJNB since September 1991.

Arthur K. Lund            1982          63    A   practicing   attorney  at  law  and  a  member  of
                                              Rosenblum,  Parish & Isaacs in San Jose.  Mr. Lund was
                                              previously   the   Chairman   of  the   Board  of  the
                                              Corporation from 1983 through 1992.

Louis Oneal               1982          64    A  practicing  attorney at law and a member of The Law
                                              Offices of Louis Oneal in San Jose.

Diane P. Rubino           1987          48    President  of Hill View  Packing  Company  since 1993.
                                              Previously  she was a partner of Valley  View  Packing
                                              since 1977.

Douglas L. Shen           1994          58    A self  employed  dentist  since  1966.  His office is
                                              located in San Jose, California.

Gary S. Vandeweghe        1982          58    A practicing  attorney at law with  Olimpia,  Whalen &
                                              Lively  since April 1996.  Prior to that time,  he was
                                              a  member  of the Law  Offices  of Gary S.  Vandeweghe
                                              since  December  1995.  Prior to that, he was a member
                                              of Rankin, Luckhardt,  Vandeweghe,  Landess & Lahde in
                                              San Jose for over twelve years.

John W. Weinhardt         1986          65    Chairman  of  San  Jose  Water  Company  for  over  18
                                              years.  Also a Director of California  Water  Services
                                              Company.
-------------------

(1) Includes service as a director of SJNB prior to the organization of SJNB Financial Corp. Directors Akamine, Bruno, Diridon and Shen were directors of Business Bancorp and California Business Bank prior to the merger.


There is no family relationship among any of the Corporation's executive officers, directors or nominees for director.


Nominations for Directors

The Corporation's Bylaws provide that nominations for a director may be made by shareholders, provided that certain informational requirements concerning the identities of the nominating shareholder and the nominee are complied with in advance of the meeting. This provision is intended to provide advance notice to management of any attempt to effect an election contest or a change in control of the Board of Directors, and may have the effect of precluding third party nominations if not followed. Specifically, the Bylaws provide that nominations for directors, other than those made by or on behalf of existing management, must be made in writing and mailed or delivered to the President of the Corporation, no less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, except that if less than 21 days' notice of the meeting is given, such nomination must be mailed or delivered to the President by the close of business on the seventh day following the date on which the notice was mailed. The written nomination must include the following information, to the extent known by the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; and (e) the number of shares of common stock of the Corporation owned by the nominating shareholder.

The Bylaws provide that nominations not made in accordance with the above procedure may, at his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.


Certain Committees of the Board of Directors

The Board of Directors of the Corporation and its subsidiary, SJNB, each have standing Audit, Compensation and Loan and Investment Committees. The Audit Committee of the Corporation and SJNB is chaired by Diane P. Rubino and the members are Ray S. Akamine, Rod Diridon, F. Jack Gorry, and John W. Weinhardt. The Audit Committee met four times in 1996 for the purpose of reviewing the scope of and planning for the annual audit, and reviewing the results of internal operations audits of SJNB and SJNB's compliance with consumer laws, regulatory agency reports and securities reports.

The Compensation Committee is chaired by John W. Weinhardt and the members are Robert A. Archer, Jack G. Fischer, F. Jack Gorry, Douglas L. Shen, and Gary S. Vandeweghe. The Compensation Committee met three times in 1996 for the purpose of setting compensation levels of senior officers and directors, reviewing and approving bonus plans and payments, and reviewing and approving employee benefit plans, including stock option, insurance and retirement plans. In addition, the Committee reviews and approves the Corporation's Compensation Policy.

The Loan and Investment Committee is chaired by Ray S. Akamine and the members are Robert A. Archer, James R. Kenny, Arthur K. Lund, Louis Oneal and Gary S. Vandeweghe. The Loan and Investment Committee met twelve times in 1996. It is responsible for reviewing the Corporation's and SJNB's loan and investment policy, approving loans which are greater than $2.8 million, reviewing the allowance for loan losses, and reviewing criticized and nonperforming loans.

The Corporation does not have a standing nominating committee. The Board of Directors of the Corporation performs the functions of such committee. Nominations by shareholders can be made only by complying with the Corporation's Bylaws and the notice provisions discussed above. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed.

Compensation Committee Report

The Company's compensation program and policies applicable to its executive officers are administered by the Compensation Committee of the Board of Directors. The Compensation Committee is made up entirely of non-employee directors. The programs and policies are designed to enhance stockholder value by aligning the financial interests of the executive officers of the Company with those of its stockholders.

It is the Company's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code.
Section 162(m) generally prohibits SJNB from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. At the 1996 Annual Meeting, the Company obtained stockholder approval of the 1996 Stock Option Plan of SJNB Financial Corporation which contains limitations necessary to qualify awards under such plan as performance-based compensation and to maximize the tax deductibility of such awards. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

There are three primary components of executive compensation: Base Salary, Bonus and Stock Options.

Base Salary

Base salaries for fiscal 1996 reported herein were determined by the Compensation Committee. The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Compensation Committee takes into consideration the overall performance of the Company and the Chief Executive Officer's evaluation of individual executive officer performance. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made in conjunction with the Chief Executive Officer. The Compensation Committee independently determines the base salary for the Chief Executive Officer by: (a) examining the Company's performance against its preset goals, (b) examining the Company's performance within the banking industry, (c) evaluating the overall performance of the Chief Executive Officer and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry. Based upon the data and performance, the Chief Executive officer's base salary remained at $160,000 for 1996.

Bonuses

The Incentive Bonus Plan is a cash-based incentive bonus program. The Bonus Plan provides for payment of an incentive cash bonus to each named executive officer that is related to a percentage of the Company's pre-tax net earnings provided that such net earnings bear a certain relationship to the Company's assets. The Chief Executive Officer was awarded a bonus of $125,000 under the Bonus Plan.

Stock Options

The Compensation Committee annually grants options under the 1996 Stock Option Plan with an exercise price equal to or grater than the fair market value on the date of grant. The grants are intended to retain and motivate key executives and to provide a direct link with the interests of the stockholders of the Company. The Compensation Committee, in making its determination as to grant levels, takes into consideration: (i) prior award levels, (ii) total awards received to date by individual executive, (iii) the total stock award to be made and the executive's percentage participation in the award, (iv) the executive's direct ownership of the Company's shares, (v) the number of options vested and nonvested, and (vi) the options outstanding as a percentage of total shares outstanding. The 1996 Stock Option Plan limits the total number of shares subject to options that may be granted to a participant in any year to not more than 100,000 shares. The Compensation Committee did not award the Chief Executive Officer any options to purchase shares of stock in 1996.

The foregoing report has been furnished by the Compensation Committee of the Board of Directors of SJNB Financial Corp.:

John W. Weinhardt
Robert A. Archer
Jack G. Fischer
F. Jack Gorry
Douglas L. Shen
Gary S. Vandeweghe

Stock Performance Chart

[GRAPHIC OMITTED]



(1) Assumes $100 invested on December 31,1991 in the Corporations common stock, the NASDAQ-Total U.S. index and the NASDAQ-Banks index, with reinvestment of dividends.
(2)  Source:  SNL Securities

Compensation of Directors

In 1996, the outside directors of the Corporation, except Chairman Archer, were paid an annual retainer of $12,000. Mr. Archer was paid an annual retainer of $15,000. In addition, each director was paid $250 for attendance at each meeting of standing committees of the Corporation of which he or she is a member. Directors of the Corporation do not now receive additional fees for attendance at the Corporation's Board meetings. In addition, the 1996 Stock Option Plan provides for automatic annual option grants of 5,000 options on June 1, 1996 and March 1 each year thereafter to each non-employee director.

Meetings of the Board of Directors

The Corporation's Board of Directors held a total of 11 meetings in 1996, including regular and special meetings. The Board of Directors of SJNB held a total of 11 meetings in 1996, including regular and special meetings. No nominee for director of the Corporation, while serving as a director, attended fewer than 75% of the total number of meetings of the Board of Directors of the Corporation and of the committees thereof of which he or she was a member, except Mr. Lund and Mr. Weinhardt.

Executive Officers

The executive officers of the Corporation and SJNB include James R. Kenny, President and Chief Executive Officer, about whom information is provided above, and the following persons:



Name and Position(s)                              Age     Principal Occupation During the Past Five Years
Eugene E. Blakeslee                               51      Executive  Vice  President  and Chief Financial
Executive Vice President and Chief                        Officer  of  the  Corporation   and  SJNB since
Financial Officer of the Corporation                      September 1991.
and SJNB.

Frederic H. Charpiot                              49      Senior  Vice   President  of  SJNB since October
Senior Vice  President and Chief Credit                   1991.  Prior thereto was Vice President of SJNB.
Officer of SJNB

Judith Doering-Nielsen                            51      Senior Vice President and Senior Lending Officer
Senior Vice President and Senior                          of SJNB since October 1991.
Lending Officer of SJNB

Robert T. Remedios                                57       Senior Vice President and Cashier of SJNB since
Senior Vice  President and Cashier of                      September 1991.
SJNB

Margo F. Culcasi                                  49       Senior  Vice  President  of SJNB since February
Senior Vice President/Liability                            1993.  Prior  thereto was Senior Vice President
Management of SJNB                                         of Cupertino  National  Bank since 1990.



                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of February 28, 1997 pertaining to beneficial ownership of the Corporation's common stock by each current director of the Corporation, each nominee to be elected to the Board of Directors, the Chief Executive Officer, the four other most highly compensated executive officers and all directors and officers(1) of the Corporation and SJNB as a group. The information contained herein has been obtained from the Corporation's records, from information furnished directly by the individual or entity to the Corporation, or from various filings made by the named individuals with the Securities and Exchange Committee (the "SEC").

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership." In addition, shares issuable pursuant to options which may be exercised within 60 days of April 14, 1997 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

                                           Amount and Nature        Percent of
   Name and Address of Beneficial           of Beneficial           Outstanding
   Owner(2)                                  Ownership(3)           Common Stock

  Ray S. Akamine                               11,477(4)                 *
  Robert A. Archer                            52,031(4)(5)             2.04%
  Albert V. Bruno                              17,165(4)                 *
  Rod Diridon                                   2,699(4)                 *
  Jack G. Fischer                              21,472(4)                 *
  F. Jack Gorry                                12,000(4)                 *
  James R. Kenny                             142,915(6)(7)             5.61%
  Arthur K. Lund                            66,106(4)(8)(9)            2.59%
  Louis Oneal                                 68,354(4)(8)             2.68%
  Diane P. Rubino                              14,137(4)                 *
  Douglas L. Shen                            65,860(4)(10)             2.58%
  Gary S. Vandeweghe                           35,503(4)               1.39%
  John W. Weinhardt                             7,420(4)                 *
  Eugene E. Blakeslee                        95,962 (6)(11)            3.76%
  Frederic H. Charpiot                         16,703(12)                *
  Margo F. Culcasi                             6,809(13)                 *
  Judith Doering-Nielsen                       21,951(14)                *

  Directors and Executive Officers as         568,709(15)             22.33%
  a group (18 persons)


* Less than 1% of the outstanding common stock.
------------------------
(1) As used throughout this Proxy Statement, the terms "officer" and "executive officer" refer to the Corporation and SJNB's President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, and SJNB's Chief Credit Officer, Senior Lending Officer, Cashier and Senior Vice President/Liability Management.
(2) The address for all persons is c/o the Corporation, One North Market Street, San Jose, California 95113.
(3) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.
(4)  Includes 2,000 shares underlying stock options.
(5) Includes 4,167 shares owned of record by a trust of which Mr. Archer is a trustee and beneficiary.
(6) Includes 47,773 shares held in the SJNB Cash or Deferred Profit Sharing Plan (the "401(k)") of which Messrs. Kenny and Blakeslee are trustees and beneficiaries and with regard to which shares Mr. Kenny and Mr. Blakeslee have sole or shared voting power. Mr. Kenny and Mr. Blakeslee disclaim beneficial ownership of the 401(k) shares, other than such shares allocated to their respective personal accounts in the 401(k).
(7)  Includes 10,000 shares underlying stock options
(8) Includes 51,884 shares owned of record by a trust of which Messrs. Lund and Oneal are trustees.
(9) Includes 3,782 shares owned of record by a trust of which Mr. Lund is the trustee and beneficiary.
(10) Includes 30,816 shares owned of record by a trust of which Dr. Shen is a trustee and beneficiary.
(11) Includes 8,000 shares underlying stock options.
(12) Includes 8,560 shares underlying stock options.
(13) Includes 5,000 shares underlying stock options.
(14) Includes 4,000 shares underlying stock options.
(15) Includes 63,560 shares underlying stock options

Security Ownership of Certain Beneficial Owners

Based solely on a Schedule 13D filed with the SEC on February 7, 1997, Banc Fund III L.P., Bank Fund III Trust, Banc Fund IV L.P. and Banc Fund IV Trust, 208 S. LaSalle Street, Chicago Illinois, 60604, collectively reported beneficial ownership of 144,040 shares of the Corporation's common stock, or 5.66% of shares outstanding as of February 28, 1997. Each of such entities reported that it had sole voting and investment power with respect to the following shares of Corporation common stock: Banc Fund III L.P., 16,405 shares; Bank Fund III Trust, 50,286 shares; Banc Fund IV L.P., 17,728 shares; and Banc Fund IV Trust, 59,621 shares. Other than Banc Funds and Mr. James R. Kenny, whose ownership of shares is described in the table under "Security Ownership of Directors and Management", the Corporation knows of no other person who beneficially owned more than five percent of the Corporation's common stock as of April 1, 1997.


       EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS

         Summary Compensation Table

The following table sets forth the cash compensation paid to or allocated for the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers for services rendered in all capacities to the Corporation and SJNB during 1996, 1995 and 1994.

                           Summary Compensation Table

                                                                         Long-Term
                                                                       Compensation-
                                            Annual Compensation          Securities           All Other
Name and Principal Position      Year      Salary(1)      Bonus      Underlying Options    Compensation(2)
James R. Kenny                   1996     $160,000      $125,000             0                 $6,176
President, Chief Executive       1995     $160,000       $90,000           25,000              $6,046
Officer and Secretary of         1994     $150,000       $53,350             0                 $6,046
the Corporation and SJNB



Eugene E. Blakeslee              1996     $107,000       $90,000             0                 $4,750
Executive Vice President and     1995     $107,000       $70,000           20,000              $4,620
Chief Financial Officer of the   1994     $100,000       $38,000             0                 $4,620
Corporation and SJNB



Frederic H. Charpiot             1996      $80,000       $70,000             0                 $4,750
Senior Vice President and Chief  1995      $80,000       $50,000           10,000              $4,166
Credit Officer of SJNB           1994      $72,000       $28,000             0                 $3,670

Judith Doering-Nielsen           1996      $85,000       $70,000             0                 $4,750
Senior Vice President and        1995      $85,000       $40,000           10,000              $4,197
SeniorLending Officer of SJNB    1994      $80,000       $28,000             0                 $4,620


Margo F. Culcasi                 1996      $75,000       $62,525             0                 $4,750
Senior Vice President/           1995      $75,000       $27,710           15,000              $4,365
Liability Management of SJNB     1994      $75,000       $34,224             0                 $2,106

------------------------
(1) The executive officers received perquisites in addition to their salaries. The value of such perquisites did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such executive officer. Salary amounts include compensation deferred at the election of the executive in the year earned.
(2) Consists of SJNB's contributions to vested and unvested defined contribution plans. Mr. Kenny's total also includes a life insurance premium of $1,426 paid by SJNB each year.

Stock Option Plans

The following table sets forth the stock options exercised in 1996 and the December 31, 1996 unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers.

               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year-End Option Values

                                                       Number of Securities        Value of Unexercised
                                                     Underlying Unexercised      In-the-Money Options (1)
                            Shares                         Options at                       at
                          Acquired on    Value              12/31/96                     12/31/96
   Name                    Exercise     Realized    Exercisable  Unexercisable   Exercisable  Unexercisable
                                           ($)
   James R. Kenny           50,000      $700,000      10,000         15,000        $95,625       $143,438
   Eugene E. Blakeslee      25,000      $375,000       8,000         12,000        $76,500       $114,750
   Frederic H. Charpiot       440        $4,180       13,560         6,000         $172,335       $57,375
   Margo F. Culcasi          6,000       $63,375       4,000         10,000        $52,500        $99,188
   Judith                   10,000      $150,000       4,000         6,000         $38,250        $57,375
   Doering-Nielsen

 (1)  Fair market value of the Corporation's common stock on December 31, 1996 was $18.875.


Employment Agreements

Mr. Kenny is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996 which provides an annual salary of $160,000. The term of the agreement is three years, with annual one year extensions each year thereafter. In addition, Mr. Kenny is to receive an incentive bonus of 1.5% of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items, provided that SJNB's net earnings before extraordinary items in any year during the term of the Agreement is equal to or exceeds 1% of average assets. Mr. Kenny may also receive stock options. Pursuant to the Agreement, the Corporation provides an automobile for Mr. Kenny, as well as public liability and property damage insurance. Mr. Kenny also receives $250,000 in term life insurance coverage. In the event that Mr. Kenny is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twenty-four months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control", Mr. Kenny will receive a lump sum payment in an amount equal to two times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

Mr. Blakeslee is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996 which provides an annual salary of $107,000. The term of the agreement is one year, with automatic extensions each year thereafter. In addition, Mr. Blakeslee is entitled to participate in the Corporation's bonus plan, pool, stock option plan or other arrangements authorized and approved by the Board of Directors. Mr. Blakeslee's agreement also requires that the Corporation provide an automobile for Mr. Blakeslee, as well as public liability and property damage insurance. In the event that Mr. Blakeslee is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twelve months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control", Mr. Blakeslee will receive severance pay in an amount equal to one times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

Transactions with Directors and Officers

SJNB has had in the ordinary course of business, and expects to have in the future, banking transactions with directors, officers, shareholders and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management of SJNB, all loans and commitments to lend included in such transactions have been and will be entered into with such persons in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and on terms not involving more than a normal risk of collectibility or presenting other unfavorable features.

Section 16(a)

Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors, executive officers and any persons beneficially owning ten percent of the Corporation's common stock to timely file initial reports of ownership and reports of changes in that ownership with the SEC and the Nasdaq national Market. Such persons are required by SEC regulation to send copies of such reports to the Corporation. Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1996 all such filing requirements applicable to its officers, directors and ten percent shareholders were met except with respect to Director Louis Oneal.

During 1995, Mr. Oneal inadvertently filed two incomplete reports concerning changes in ownership (each a "Form 4") which did not disclose four separate sales transactions which occurred in June and October of 1995 and in 1996 he inadvertently filed one incomplete Form 4 which did not disclose two separate sales transactions which occurred in May 1996. Additionally, in 1996, Mr. Oneal did not file a report on Form 5 regarding his four sales transactions during 1995. On February 14, 1997, Mr. Oneal filed a report on Form 5 with the SEC disclosing all six sales transaction. The Company did not disclose the above information concerning Mr. Oneal's sales transactions during 1995 in its proxy statement for the 1996 annual meeting of shareholders because it relied on a written representation from Mr. Oneal that no Form 5 was required for 1995.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected KPMG Peat Marwick to serve as independent public accountants for the Corporation and its subsidiary for the year ending December 31, 1997. KPMG Peat Marwick, LLP examined the financial statements of the Corporation and its subsidiary for the year ended December 31, 1996. KPMG Peat Marwick, LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiary in the capacity of promoter, underwriter, voting trustee, director or employee.

In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis.

In the event the appointment is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 1998. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of KPMG Peat Marwick, LLP for the year 1997 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the shareholders in the event the Board of Directors determines that the interests of the Corporation require such a change.

It is anticipated that representatives of KPMG Peat Marwick, LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares represented and voting at the Meeting is required for ratification of KPMG Peat Marwick, LLP as the Corporation's independent public accountants. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of KPMG Peat Marwick to serve as independent public accountants.


                          ANNUAL REPORT ON FORM 10-KSB


A copy of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1996 is included in the Corporation's Annual Report to Shareholders.